                                                                  Exhibit 99(a)

                              ARTHUR ANDERSEN LLP




                            JERELL, INC AND SUBSIDIARIES

                          CONSOLIDATED FINANCIAL STATEMENTS
                                 AS OF OCTOBER 31, 1998

                 TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                               ARTHUR ANDERSEN LLP

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Directors and Stockholders of
Jerell, Inc.:

We have audited the accompanying consolidated balance sheet of Jerell, Inc. (a Texas corporation) and subsidiaries as of October 31, 1998, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jerell, Inc. and subsidiaries as of October 31, 1998, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP

Dallas, Texas,
  December 8, 1998

                          JERELL, INC. AND SUBSIDIARIES

                   CONSOLIDATED BALANCE SHEET-OCTOBER 31, 1998

                                     ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                $    126,199
  Accounts receivable, net                                      398,874
  Due from factor                                             3,772,970
  Inventories, net                                            7,374,244
  Notes receivable - stockholders                             2,627,426
  Deferred tax benefit                                          185,875
  Other current assets                                          550,927
                                                           ------------

          Total current assets                               15,036,515

PROPERTY, PLANT, AND EQUIPMENT, net                           1,126,835
OTHER ASSETS                                                  1,162,341
                                                           ------------
          Total assets                                     $ 17,325,691
                                                           ------------
                                                           ------------

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                         $  3,744,760
  Accrued liabilities-
    Accrued payroll                                             345,614
    Accrued taxes                                               545,334
    Accrued other                                             1,258,826
  Current portion of long-term debt                             138,309
  Current portion of capital lease obligation                    16,762
                                                           ------------
          Total current liabilities                           6,049,605

LONG-TERM DEBT                                                  268,842
OBLIGATIONS UNDER CAPITAL LEASE                                  56,374
DEFERRED COMPENSATION                                           317,366
                                                           ------------
          Total liabilities                                   6,692,187

COMMITMENTS AND CONTINGENCIES (See Note 12)

STOCKHOLDERS' EQUITY:
  Common stock ($0.05 par value, 4,000,000 shares
    authorized; 3,421,440 and 1,319,612 shares
    issued and outstanding, respectively)                       171,072
  Additional paid-in capital                                  2,121,294
  Retained earnings                                          33,612,287
  Unrealized loss on securities available for sale, net
    of tax of approximately $7,000                              (14,174)

  Less Treasury stock - 2,101,828 shares at cost            (25,256,975)
                                                           ------------

          Total stockholders' equity                         10,633,504
                                                           ------------
          Total liabilities and stockholders' equity       $ 17,325,691
                                                           ------------
                                                           ------------

                  The accompanying notes are an integral part
                   of this consolidated financial statement.

                           JERELL, INC. AND SUBSIDIARIES

                       CONSOLIDATED STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED OCTOBER 31, 1998

NET SALES                                                       $ 65,794,849
COST OF GOODS SOLD                                                45,490,057
                                                                ------------
          Gross profit                                            20,304,792

SELLING, GENERAL, AND ADMINISTRATIVE
  EXPENSES                                                       (14,256,526)
                                                                ------------
OPERATING INCOME                                                   6,048,266

INTEREST EXPENSE, net                                               (629,853)
LOSS ON DISPOSAL OF ASSETS                                           (66,825)
                                                                ------------

INCOME BEFORE PROVISION FOR INCOME TAXES                           5,351,588

PROVISION FOR INCOME TAXES                                         1,912,946
                                                                ------------
NET INCOME                                                      $  3,438,642
                                                                ------------
                                                                ------------

                  The accompanying notes are an integral part
                   of this consolidated financial statement.

                          JERELL, INC. AND SUBSIDIARIES

            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                       FOR THE YEAR ENDED OCTOBER 31, 1998

                                    Common Stock
                                   $0.05 Par Value
                                ---------------------   Additional                  Unrealized Loss                     Total
                                 Shares                   Paid-ln      Retained      on Marketable     Treasury      Stockholders'
                                 Issued       Amount      Capital      Earnings        Securities        Stock          Equity
                                ---------    --------   -----------   -----------   ---------------   -------------  -------------
BALANCE, October 31, 1997       3,421,440    $171,072   $ 2,121,294   $30,173,645      $ (6,696)      $(24,875,635)   $ 7,583,680
  Purchase of treasury stock         -           -             -                           -              (381,340)      (381,340)
  Net income                         -           -             -        3,438,642          -                  -         3,438,642
  Change in unrealized loss
    on securities available
    for sale                         -           -             -             -           (7,478)              -            (7,478)
                                ---------    --------   -----------   -----------      --------       ------------    -----------
BALANCE, October 31, 1998       3,421,440    $171,072   $ 2,121,294   $33,612,287      $(14,174)      $(25,256,975)   $10,633,504
                                ---------    --------   -----------   -----------      --------       ------------    -----------
                                ---------    --------   -----------   -----------      --------       ------------    -----------


                  The accompanying notes are an integral part
                   of this consolidated financial statement.

                          JERELL, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                       FOR THE YEAR ENDED OCTOBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                              $ 3,438,642
  Adjustments to reconcile net income to net cash provided by operating activities-
      Depreciation                                                            176,912
      Loss on sale of property, plant, and equipment                           66,825
      Changes in assets and liabilities-
        Accounts receivable, net                                              284,064
        Due from factor                                                    (1,611,959)
        Inventory, net                                                     (1,158,446)
        Other assets                                                         (579,485)
        Accounts payable                                                      964,047
        Accrued liabilities                                                   630,219
        Deferred compensation                                                 128,775
                                                                          -----------

          Net cash provided by operating activities                         2,339,594

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property, plant, and equipment                                (609,776)
  Proceeds from sale of property, plant, and equipment                         53,068
  Net increase in notes receivable - stockholders                          (1,609,238)
                                                                          -----------

          Net cash used in investing activities                            (2,165,946)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on long-term debt                                                 (243,718)
  Payments on capital lease obligations                                       (23,377)
                                                                          -----------
          Net cash used in financing activities                              (267,095)
                                                                          -----------

DECREASE IN CASH AND CASH EQUIVALENTS                                         (93,447)
CASH AND CASH EQUIVALENTS:
  Beginning of year                                                           219,646
                                                                          -----------
  End of year                                                             $   126,199
                                                                          -----------
                                                                          -----------
SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
    Acquisition of treasury stock in exchange for promissory notes        $   381,340

CASH PAID FOR:
      Interest                                                            $   714,579
      Taxes                                                                 1,940,095

                  The accompanying notes are an integral part
                   of this consolidated financial statement.

                          JERELL, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                OCTOBER 31, 1998

1.   NATURE OF OPERATIONS:

GENERAL ORGANIZATION

Jerell, Inc. (a Texas corporation) and its subsidiaries (the "Company") maintain their headquarters in Dallas, Texas, and are primarily engaged in the women's apparel products business. The Company designs its own merchandise which it manufactures primarily through the use of outside contractors. The Company's products are distributed nationally by an internal sales force and internationally through various unrelated entities under licensing agreements. Sales are primarily to department and specialty stores. The Company also markets its product nationally through its retail outlet and home sales divisions.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Jerell, Inc. and its subsidiaries. All significant intercompany balances and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment, stated at cost, consisted of the following at October 31, 1998:

     Buildings                                                $  188,060
     Furniture and fixtures                                    1,030,486
     Machinery and equipment                                   3,975,155
     Leasehold improvements                                    1,314,885
     Construction in progress                                      3,765
                                                              ----------
            Total                                              6,512,351
     Less- Accumulated depreciation and amortization           5,385,516
                                                              ----------
     Net property, plant, and equipment                       $1,126,835
                                                              ----------
                                                              ----------

DEPRECIATION

The Company provides for depreciation using either the double declining balance or straight-line method through charges to operations in amounts, which allocate the cost of the assets over their estimated useful lives, as follows:

     Buildings and improvements                           4 to 30 years
     Furniture and fixtures                               5 to 10 years
     Machinery and equipment                              3 to 10 years
     Leasehold improvements                              10 to 30 years

INCOME TAXES

Income taxes are accounted for using the liability method under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes."

REVENUE RECOGNITION

Revenue is recognized upon product shipment to customers.

ADVERTISING

The Company expenses the cost of advertising as incurred. Advertising expense for the year ended October 31, 1998, was approximately $609,000.

FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," requires the disclosure of the fair market value of off- and on-balance sheet financial instruments. The carrying value of all financial instruments, including long-term debt and cash and temporary cash investments, approximates their fair value at year-end.

3.   ACCOUNTS RECEIVABLE:

Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of trade accounts receivable. In the normal course of business, the Company extends credit to some of its customers with payment terms generally 30 days.

The Company's customers are not concentrated in any specific geographic region, but are concentrated in the retail apparel industry. One customer accounted for approximately 43% of the Company's net sales during the year ended October 31, 1998. No other customer accounted for more than 10% of the consolidated revenues. The loss of the business of one or more of the Company's significant customers could have a material adverse effect on the Company's results of operations. The Company performs ongoing credit evaluations of its customers' financial condition. The Company determines the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends, and other information. The allowance for doubtful accounts was insignificant as of December 31, 1998.

4.   DUE FROM FACTOR:

The Company has a factoring agreement with Heller Financial, Inc. (Heller) for the purpose of providing working capital and credit administration for the Company.

Under the terms of the factoring agreement, Heller purchases substantially all of the Company's trade accounts receivable without recourse. The Company is entitled to draw advances against 90% of the outstanding assigned trade accounts receivable, and interest charges on advances are at Heller's prime rate plus 1% (9% at October 31, 1998). As of October 31, 1998, the Company had borrowed approximately $6,760,000 against the outstanding assigned trade accounts receivable of approximately $10,530,000. At October 31, 1998, the Company had approximately $850,000 of outstanding letters of credit with Heller.

The arrangement with Heller provides for a total credit facility of $10,000,000, which includes advances under the factoring agreement, letters of credit limited to $2,100,000 and a special $250,000 line of credit. Available funds are based on and collateralized by a percentage of eligible accounts receivable. In addition, equipment, furniture and fixtures have been used to collateralize this agreement, as well as assets held by the Company's principal stockholder. The agreement also contains various covenants and restrictions relating to maintenance of working capital, net worth and other financial ratios.

5.   INVENTORIES:

Inventories are stated at the lower of cost (first-in, first-out) or market, and consisted of the following at October 31, 1998:

     Piece goods                                         $2,105,560
     Trimming and supplies                                  199,874
     Work-in-process                                      1,965,274
     Finished garments                                    3,103,536
                                                         ----------
                                                         $7,374,244
                                                         ----------
                                                         ----------

Work-in-process and finished garments inventories consisted of materials, labor and manufacturing overhead.

6.   NOTES RECEIVABLE - STOCKHOLDERS:

Notes receivable due from stockholders consisted of the following at October 31, 1998:

         Note receivable - stockholder. The note balance is payable at maturity on April 30, 1999. Interest on the note accrues at prime plus 1% (9% at October 31, 1998). The note is secured by stock in
         the Company.                                                                $1,500,000

         Note receivable - stockholder. The note balance is payable at maturity on November 1, 1998. Interest on the note is 8% per
         annum. The note is unsecured.                                                  405,839

         Note receivable - stockholder. Interest is payable annually and accrues at the rate of 8% per annum. Principal is due at maturity
         on April 30, 1999. The note is secured by stock in the Company.                625,900
                                                                                     ----------
                                                                                      2,531,739
         Accrued interest                                                                95,687
                                                                                     ----------
               Total notes receivable - stockholders                                 $2,627,426
                                                                                     ----------
                                                                                     ----------

7.   OTHER ASSETS:

Other assets consisted of the following at October 31, 1998:

         Notes receivable from employees                                              $ 357,070
         Cash surrender value of life insurance                                         351,261
         Investment securities                                                           37,409
         Other assets                                                                   416,601
                                                                                     ----------
                                                                                     $1,162,341
                                                                                     ----------
                                                                                     ----------


The Company's investments in securities are classified as available for sale. Unrealized holding gains and losses, net of tax, are reported in a separate component of stockholders' equity until realized. The fair values of investment securities are estimated based on quoted market prices for those or similar investments.

8.   LONG-TERM DEBT:

Long-term debt consisted of the following at October 31, 1998:

     Notes payable to various terminated employees for the
     purchase of treasury stock, payable in annual installments
     through 2002, with interest at 6% per annum.                                    $407,151
     Less- Current maturities                                                         138,309
                                                                                     --------
       Long-term debt                                                                $268,842
                                                                                     --------
                                                                                     --------


FUTURE OBLIGATIONS

Maturities under long-term debt agreements are as follows:

               Year ending
               October 31,                         Amount
               -----------                        --------
                  1999                            $138,309
                  2000                             122,189
                  2001                              84,574
                  2002                              62,079
                  2003                                -
                                                  --------
                  Total                           $407,151
                                                  --------
                                                  --------


9.   CAPITAL LEASE OBLIGATIONS:

The Company is the lessee of certain equipment under capital leases expiring through June 2002. The assets and liabilities under the capital leases are recorded at the present value of the minimum lease payments, which approximates the fair value of the equipment. The equipment is being depreciated over its estimated productive life. Depreciation charged to expense on leased equipment in 1998 was $33,000.

Minimum future lease payments under the capital leases as of October 31, 1998, are as follows:

               Year ending
               October 31,                                             Amount
               -----------                                            --------
                  1999                                                $ 22,907
                  2000                                                  22,907
                  2001                                                  22,907
                  2002                                                  20,570
                  2003                                                    -
                                                                      --------
          Total minimum lease payments                                  89,291
          Less- Amount representing interest                            16,155
                                                                      --------
          Present value of minimum lease payments                       73,136

          Less- Current portion of capital lease obligations            16,762
                                                                      --------
          Long-term obligation under capital leases                   $ 56,374
                                                                      --------
                                                                      --------

10.  DEFERRED COMPENSATION:

The Company is obligated under salary continuation agreements with key employees to pay a minimum of $5,000 annually for a period of ten years from the date of retirement. The maximum annual amount which can be paid is $10,000, contingent upon the future annual financial performance of the Company. The present value of the deferred compensation liability has been calculated using a discount rate of 8% applied to the maximum annual obligation of $10,000.

11.  INCOME TAXES:

The effective income tax rate for fiscal 1998 differed from the statutory rate because of state income taxes and certain permanent tax differences.

Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax reporting basis of the Company's assets and liabilities. Deferred income taxes are classified as current or noncurrent depending on the classification of the assets and liabilities to which they relate. Deferred income taxes arising from temporary differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the temporary differences are expected to reverse. Deferred tax expense was insignificant in fiscal 1998.

Deferred tax assets consisted of the following at October 31, 1998:

     Deferred compensation                                        $106,842
     Allowances for accounts receivable                             93,500
     Inventory                                                      58,000
     Accrued vacation                                               34,375
     Accumulated depreciation                                       11,000
     Tax credit carryforward                                        41,000
                                                                  --------
     Gross deferred tax assets                                     344,717

     Deferred tax asset valuation allowance                        (41,000)
                                                                  --------
                                                                  $303,717
                                                                  --------
                                                                  --------


The Company has available at October 31, 1998, foreign tax credit carryforwards of approximately $41,000, which expire in the year 2001. The Company has recorded a valuation allowance for the full amount of the foreign tax credit due to the uncertainty of the amount of foreign taxable income generated in future years.

12.  COMMITMENTS:

OPERATING LEASES

The Company leases its facilities along with certain of its manufacturing, computer and automotive equipment under agreements, which expire at various dates through 2002. The following is a schedule of future minimum rental payments required under operating leases at October 31, 1998:

               Year ending
               October 31,                                             Amount
               -----------                                            --------
                  1999                                              $  759,000
                  2000                                                 378,000
                  2001                                                 159,000
                  2002                                                  10,000
                  2003                                                    -
                                                                    ----------
                  Total                                             $1,306,000
                                                                    ----------
                                                                    ----------


Total rental expense under operating leases for the year ended October 31, 1998, was approximately $841,000.

LITIGATION

The Company is involved in various claims and lawsuits incidental to its business. In the opinion of management, these claims and suits in the aggregate will not have a material adverse effects on the Company's financial position or the results of operations for future periods.

13.  EMPLOYEE STOCK OWNERSHIP PLAN:

The Company and its subsidiaries have an Employee Stock Ownership Plan (ESOP) covering substantially all employees. The ESOP is funded by Company contributions through an Employee Stock Ownership Trust (ESOT) in amounts determined at the discretion of the Board of Directors. Contributions for the year ended October 31, 1998, were approximately $6,000.

14.  STOCK OPTION PLAN:

The Company has an incentive stock option plan available to certain key employees and directors of the Company. Under the plan, the Company may grant options for up to 215,000 shares of common stock. The exercise price of each option is equal to the market price of the Company's stock on the date of the grant. The maximum term of each option is ten years and the options vest upon the sale of the Company's stock. On September 23, 1997, the Company granted an option to purchase 20,000 shares of common stock at $7.12 per share. On June 22, 1998, the Company granted an option to purchase 12,000 shares of common stock at $16.23 per share. The Company accounts for the stock option plan under Accounting Principles Board Opinion No. 25, under which no compensation cost has been recognized. Had compensation cost for these options been determined consistent with SFAS No. 123, "Accounting for Stock-Based Compensation," the impact on the Company's net income would have been insignificant.

15.  SUBSEQUENT EVENT:

In December 1998, the Company signed a definitive agreement to sell all of the Company's stock to an unrelated third party.